EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petrolia Energy Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Mark M. Allen hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company at the dates and for the periods indicated.

November 15, 2023

By:	/s/ Mark M. Allen
Mark M. Allen
Chief Executive Officer
(Principal Executive Officer)